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                                                                  EXHIBIT 21

                SUBSIDIARIES OF BANYAN STRATEGIC LAND FUND II



                                                                   STATE OF
            NAME OF SUBSIDIARY                                   ORGANIZATION

     VSLF II Key Biscayne Hotel Corp.                              Illinois
     VSLF II Odlum Farm Corp.                                      Illinois
     VSLF II 1A Farm Corp.                                         Illinois
     VSLF II Norwood Corp.                                         Illinois
     VSLF II H Street Corp.                                        Illinois
     BSLF II Rancho Malibu Corp.                                   Illinois
     BSLT/BSLFII H Street Partnership                              Illinois
     BMC Hemet Corp.                                               Illinois
     BMC Weeds Corp.                                               Illinois
     BMC Princeton Corp.                                           Illinois
     BSLFII Westholme - Illinois Corp.                             Illinois
     BSLF II Westholme - Florida Corp.                             Illinois
     BMIF/BSLFII Rancho Malibu                                     Illinois
     Limited Partnership
     BMC Banden Corp.                                             California
     BMC Rancho Malibu Corp.                                      California
     BMC Westholme Corp.                                          California
     Westholme Partners*                                          California
     BMC Anden Group Corp.                                        California
     BMC Northholme Corp.                                         California
     BMC Eastholme Corp.                                          California
     Northholme Partners*                                         California
     Eastholme Partners*                                          California
     BSLF II Westholme - Chino Corp.                              California
     BSLF II Westholme - California Corp.                         California
     Princeton Ridings Group, Ltd.                                New Jersey

* California Limited Partnerships





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